UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 8, 2007

[Missing Graphic Reference]

ATLAS MINING COMPANY
(Exact name of registrant as specified in its charter)

Idaho	000-31380	82-0096527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

630 East Mullan Avenue, Osburn, Idaho		83849
(Address of principal executive offices)		(Zip Code)

(208) 556-1181
Issuer's telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant  from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's  management as well as estimates and assumptions made by Registrant's management.  When used in the filings the words "anticipate", "believe",  "estimate", "expect", "future", "intend",  "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements.  Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a)
Effective as of August 8, 2007, in conjunction with the appointment of John Gaensbauer as the new Executive Vice President of Business Development of Atlas Mining Company (the “Company”) discussed below, Ms. Marqueta Martinez, who had been severing as the Company’s Corporate Secretary, will no longer serve in such capacities.

(b)
On August 8, 2007, the Company entered into a three-year Employment Agreement with John Gaensbauer pursuant to which Mr. Gaensbauer will serve as the Company’s Executive Vice President of Business Development.  In addition, Mr. Gaensbauer has been elected as the Company’s Corporate Secretary.

Pursuant to the terms of the Employment agreement, Mr. Gaensbauer will be paid a minimum base salary of $200,000 per year.  Mr. Gaensbauer will also receive a stock bonus of 250,000 shares of the Company’s common stock, of which 100,000 shares shall vest on August 8, 2007, 100,000 shares shall vest on August 8, 2008, and 50,000 shares shall vest on August 8, 2009.  In addition, Mr. Gaensbauer received an option to purchase 1,250,000 shares of common stock which may be included in the Company’s option plans in the future.  500,000 shares shall vest on August 8, 2007, 500,000 shares shall vest on August 8, 2008 and 250,000 shares shall vest on August 8, 2009.  The exercise price of such option is $2.35 per share, the closing sale price of the common stock on the OTCBB on August 8, 2007.

If the Company terminates the Employment Agreement prior to its expiration (except for theft or fraud against the Company), Mr. Gaensbauer will receive a payment equal to two years of his annual base compensation.  Upon a change of control of the Company (as defined in the Employment Agreement), Mr. Gaensbauer will receive two years of his annual base compensation, and any unvested options that Mr. Gaensbauer holds will vest within 15 days of the closing date of the change of control event.

Prior to joining Atlas, Mr. Gaensbauer provided strategic finance, corporate marketing and investor relations consulting services to mining and mineral development companies through his company, BOC Advisors LLC.  Until January 2007, Mr. Gaensbauer was an executive at Newmont Mining Corporation, where he most recently served as Group Executive, Investor Relations.  Prior to heading Newmont’s investor relations group, Mr. Gaensbauer served as in-house counsel to Newmont, managing the legal affairs and transactions for Newmont’s West African, Central Asian and European operations.  Mr. Gaensbauer also served as U.S. in-house counsel for Newmont’s Treasury Group and Newmont Capital, Newmont’s in-house merchant banking unit.  In that capacity, Mr. Gaensbauer played key roles in various multi-million dollar, sales, acquisition, and financing transactions.  Mr. Gaensbauer was also the co-negotiator and principle author of Newmont’s long-term fiscal stability agreement with the Government of the Republic of Ghana, which was unanimously approved by Ghana’s Parliament on December 18, 2003.  Prior to joining Newmont, Mr. Gaensbauer practiced corporate and transactional law in the Business and Finance Group of Ballard Spahr Andrews & Ingersoll, LLP.  Mr. Gaensbauer holds a Bachelor of Arts degree from Cornell University, a Juris Doctorate from the University of Denver, College of Law, where he graduated Order of St. Ives, and a Masters in Finance from the University of Denver, Daniels College of Business.

A copy of Mr. Gaensbauer’s Employment Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

(c)	On August 8, 2007, the Company entered into a three-year Employment Agreement with Barbara Suveg pursuant to which Ms. Suveg will serve as the Company’s Chief Financial Officer.

Pursuant to the terms of the Employment agreement, Ms. Suveg will be paid a minimum base salary of $168,000 per year.  Ms. Suveg received an option to purchase 250,000 shares of common stock which may be included in the Company’s option plans in the future.  100,000 shares shall vest on August 8, 2007, 100,000 shares shall vest on August 8, 2008 and 50,000 shares shall vest on August 8, 2009.  The exercise price of such option is $2.35 per share, the closing sale price of the common stock on the OTCBB on August 8, 2007.

If the Company terminates the Employment Agreement prior to its expiration (except for theft or fraud against the Company), Ms. Suveg will receive a payment equal to two years of her annual base compensation.  Upon a change of control of the Company (as defined in the Employment Agreement), Ms. Suveg will receive two years of her annual base compensation, and any unvested options that Ms. Suveg holds will vest within 15 days of the closing date of the change of control event.

Prior to her tenure with the Company, Ms. Suveg provided accounting and tax services to individual and corporate clients, primarily in the mining, construction and contracting industries.  Ms. Suveg has also worked in public accounting as an auditor of reporting companies, corporate income tax preparation and consulting, and financial statement compilation and review.  In private industry, Ms. Suveg was the controller for Cooks, Inc., a post frame construction contractor located in north Idaho.  In addition, she has worked with several small businesses with internal accounting and record keeping, documentation and implementation of policies and procedures, and assisted business owners with obtaining financing to expand business functions. Ms. Suveg teaches at North Idaho College as adjunct faculty in accounting.  Ms. Suveg holds a Bachelor of Science degree from Lewis-Clark State College, a Masters in Accounting from the University of Phoenix, and holds a Certified Public Accountant license in the state of Idaho.

A copy of Ms. Suveg’s Employment Agreement is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

(d)
On August 8, 2007, the Company’s Board of Directors approved and ratified a revised Code of Ethics for the Company and its personnel.  The newly adopted Code of Ethics expands the Code to apply to all employees of the Company.  In addition, it also expands the depth and breadth of actions that fall under the Code of Ethics.

A copy of the newly ratified Code of Ethics for the Company is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01	Other Events

(e)
On August 8, 2007, the Company’s Board of Directors approved and adopted internal policies with regards to Regulation FD and Investor Relations.  Specific to these policies are the express instructions as to the methods as to the release of information to the public, and internal/external communications.  The purpose of such policy is to ensure that internal information is properly disseminated to the public through consistent means and appropriate channels, and to clarify the position of the Board as to the seriousness of any information shared with the public.

A copy of the newly adopted Communications Policy is filed as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated by reference herein.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS MINING COMPANY
(Registrant)
Date	August 14, 2007
/s/ ROBERT L. DUMONT
By: Robert L. Dumont
Chief Executive Officer and President